UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 20, 2006

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                              Calibre Energy, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

                                                        88-0343804
                 000-50830                           (I.R.S. Employer
           (Commission File Number)                 Identification No.)
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          1667 K St., NW, Ste. 1230

               Washington, DC
           (Address of Principal                           20006
             Executive Offices)                          (Zip Code)
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       Registrant's telephone number, including area code: (202) 223-4401



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
          Appointment of Principal Officers


         On April 20, 2007, our Chief Financial Officer, O. Oliver Pennington, III resigned from the company to pursue other business opportunities. Mr. Pennington informed the Company that he was not resigning due to any disagreement with the Company. Our board of directors will commence a search for a new chief financial officer.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CALIBRE ENERGY, INC.



Date:     April 20, 2007                   By:     /s/ Prentis B. Tomlinson, Jr.
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                                         Name:     Prentis B. Tomlinson, Jr.,
                                                   President and CEO


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